Smith Barney
                              --------------------
                              MUNICIPAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                               Annual Report
                                                               December 31, 1998

Smith Barney
Municipal
Fund Inc.

                                            [PHOTO OMITTED]      [PHOTO OMITTED]

                                            HEATH B.             PETER M.
                                            MCLENDON             COFFEY

                                            Chairman             Vice President

Dear Shareholder:

We are pleased to provide you with the annual re port for the Smith Barney Municipal Fund, Inc. ("Fund") for the year ended December 31, 1998. During the past twelve months, the Fund distributed income dividends totaling $0.81 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's December 31, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

               Price               Annualized           Twelve-Month
             Per Share         Distribution Rate*       Total Return
          ---------------      ------------------       ------------
          $15.82 (NAV)                4.78%                 5.69%
          $15.00 (AMEX)               5.04%                 6.71%

The Fund's performance was roughly in-line with average total return of 5.80% for closed-end municipal bond funds based on NAV for the same period, according to Lipper, Inc. (Lipper is a major fund-tracking organization.)

Investment Strategy

The Fund's investment objective is to provide as high a level of current income exempt from Federal income taxes as is consistent with prudent investment management. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to provide a consistent stream of income.

As a fund investing primarily in intermediate-term municipal bonds, the Fund must invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years. From time to time, we may adjust the average maturity of the Fund's portfolio, depending on our assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

----------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.063 per share for twelve months.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              1

During the course of the year, we slightly lengthened the Fund's average weighted maturity to 12.23 years. In addition, we significantly raised the credit quality of the portfolio. As of December 31, 1998, approximately 96.4% of the Fund's holdings were rated investment grade and roughly 50.2% of the Fund's investments were rated triple-A.

A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1998: hospital bonds (18.1%), escrowed to maturity bonds (13.0%) and education bonds (11.9%).

Municipal Bond Market Update

Municipal bond yields remained relatively unchanged during the reporting period as an unusually heavy new issuance volume outpaced the demand for tax-exempt investments. Low inflation, declining interest rates and a healthy U.S. economy helped to fill state and local coffers and encouraged many of these issuers to take advantage of historically low interest rates.

In contrast, U.S. Treasury bond yields fell dramatically over the course of the Fund's fiscal year as many investors sought shelter from troubled overseas markets. More than a year after the Asian crisis first broke, key Asian economies, including Japan, have yet to deliver the necessary reforms to restore investor confidence in the region. Moreover, the sudden collapse of Russia's currency last summer cast a pall over other developing economies as fears of a similar crisis in Brazil began to surface. As a result of this shift in investor sentiment, long-term U.S. Treasury bond yields fell roughly 1% in the past year.

Because foreign investors, who do not benefit from tax-free bonds, were large buyers of U.S. Treasury bonds, the sharp drop in their yields was not followed in the municipal bond market. Under typical market conditions, municipal bonds generally yield approximately 85% of similar-maturity U.S. Treasury securities. However, at the close of the period, long-term municipal bonds yielded as much as 100% of U.S. Treasury bonds. Intermediate-term municipal bonds yielded nearly 93% of similar maturity U.S. Treasury bonds, reflecting the steeper yield curve of municipal bonds. (The yield curve shows the difference in yields between long and shorter-term bonds.)

In order to help keep the U.S. economy moving, the Federal Reserve Board ("Fed") lowered short-term interest rates by 0.75% in a series of actions over the course of several weeks. Fed Chairman Alan Greenspan cited a potential credit crunch as a major reason for monetary policy change. Growing uncertain ties in the world's financial markets caused many creditors to avoid any perception of risk and many high-quality companies suddenly encountered difficulty in securing financing. The latest actions taken by the Fed helped calm concerned investors and provided more liquidity to the banking system.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Municipal Bond Market Outlook

We believe that the lack of inflationary pressures and a healthy U.S. economy should continue to provide favorable conditions for municipal bonds. Despite financial troubles in many parts of the world, a number of key U.S. economic indicators continue to point to a growing U.S. economy. In our view, ongoing global weakness and falling commodity prices should help to offset any upward wage pressures. In addition, we believe that as financial markets began to stabilize further, U.S. Treasury security prices should move closer to their historical norm relative to municipal bonds. However, we also expect that the heavy municipal bond issuance volume will likely continue in the coming year to meet the demand for infrastructure improvements. We remain positive on the prospects for municipal bonds and believe the Fund is well positioned for the coming months.

Thank you for investing in the Smith Barney Municipal Fund, Inc. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

February 3, 1999


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Smith Barney Municipal Fund, Inc.                                              3

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investor Services Group, Inc. (the "Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 22. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                     SECURITY                                               VALUE
===========================================================================================================
Education -- 11.9%
  $1,000,000    Aa2*    Arizona Education Loan Corp., 6.625% due 9/1/05 (b)                      $1,078,750
   1,000,000    AAA     Bastrop, TX Independent School District, Capital
                           Appreciation, PSFG, zero coupon due 2/15/22                              310,000
     565,000    Aaa*    Du Page County, IL School District No. 041, Glen Ellyn,
                           Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17               225,294
   1,000,000    AAA     Keller, TX Independent School District, PSFG,
                           zero coupon due 8/15/16                                                  416,250
                        Lago Vista, TX Independent School District, Capital
                           Appreciation, PSFG:
   1,075,000    Aaa*         Zero coupon due 8/15/15                                                474,344
   1,075,000    Aaa*         Zero coupon due 8/15/21                                                342,656
   1,000,000    Aaa*    Lake & McHenry Counties, IL Community School
                           District No. 118, Capital Appreciation, FGIC-Insured,
                           zero coupon due 2/1/11                                                   566,250
   1,000,000    AAA     Metropolitan Government Nashville & Davidson County,
                           TN, McHarry Medical College, AMBAC-Insured,
                           6.000% due 12/1/19                                                     1,131,250
     500,000    AAA     Redford, MI School District, Refunding Bonds,
                           AMBAC-Insured, 5.000% due 5/1/22                                         505,625
   1,345,000    AAA     Rhode Island State Health & Education Building Corp. Revenue,
                           Higher Education Facilities, Roger Williams University,
                           AMBAC-Insured, 5.125% due 11/15/11                                     1,412,250
   1,145,000    AAA     Stephenville, TX Independent School District, Capital
                           Appreciation, PSFG, zero coupon due 2/15/08                              777,169
                        Vermont State Colleges Revenue, Capital Appreciation:
     500,000    A          Zero coupon due 7/1/12                                                   248,125
     515,000    A          Zero coupon due 7/1/13                                                   240,763
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,728,726
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 13.0%
   1,180,000    AAA     Boston, MA Water & Sewer Community Revenue, Series A,
                           10.875% due 1/1/09, Sinking Fund Average Life 5/3/05 (d)               1,623,975
     650,000    AAA     Illinois Health Facility Authority Revenue, (Methodist
                           Medical Center Project), 9.000% due 10/1/10,
                           Sinking Fund Average Life 3/31/05                                        805,188
     920,000    AAA     Jackson, TN Water & Sewer Revenue, 7.200% due 7/1/12,
                           Sinking Fund Average Life 9/30/06                                      1,085,600
     450,000    AAA     Lake County, OH Hospital Improvement Revenue,
                           Lake County Memorial Hospital, 8.625% due 11/1/09,
                           Sinking Fund Average Life 7/31/05                                        564,188
   1,310,000    AAA     Los Angeles, CA Hollywood Presbyterian Medical Center,
                           9.625% due 7/1/13, Sinking Fund Average Life 2/28/08 (d)               1,778,325
     395,000    AAA     Louisiana Public Facilities, Southern Baptist Hospital,
                           8.000% due 5/15/12, Sinking Fund Average Life 2/4/07                     488,812
     245,000    Aaa*    Nacogdoches County, TX Hospital District Revenue,
                           9.000% due 5/15/04, Sinking Fund Average Life 3/31/02                    283,281
     290,000    AAA     New Jersey State Turnpike Authority Revenue
                           Refunding Bond, 10.375% due 1/1/03,
                           Sinking Fund Average Life 8/16/01                                        333,137

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                     SECURITY                                               VALUE
===========================================================================================================
Escrowed to Maturity(c) -- 13.0% (continued)
  $  695,000    AAA     Ohio State Water Development Authority Revenue,
                           Safe Water, Series 2, 9.375% due 12/1/10,
                           Sinking Fund Average Life 5/5/05                                     $   882,650
     400,000    AAA     Ringwood Borough, NJ Sewer Authority Special
                           Obligation Refunding, 9.875% due 7/1/13,
                           Sinking Fund Average Life 2/28/05                                        539,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,384,156
-----------------------------------------------------------------------------------------------------------
General Obligation -- 6.2%
     500,000    AAA     Anchorage, AK, FGIC-Insured, 6.000% due 10/1/14                             570,625
   1,000,000    AAA     Chicago, IL Board of Education, Capital Appreciation,
                           School Reform, Series B-1, FGIC-Insured,
                           zero coupon due 12/1/10                                                  577,500
   1,000,000    AAA     Chicago, IL Lakefront Millennium Parking Facilities,
                           MBIA-Insured, 5.000% due 1/1/13                                        1,015,000
     290,000    Baa1*   New Haven, CT, Unrefunded Balance, Series B,
                           9.000% due 12/1/01                                                       325,887
   1,500,000    AAA     Philadelphia, PA School District, Series A, MBIA-Insured,
                           5.250% due 4/1/13                                                      1,558,125
-----------------------------------------------------------------------------------------------------------
                                                                                                  4,047,137
-----------------------------------------------------------------------------------------------------------
Hospital -- 18.1%
     500,000    A2*     Abingdon, VA IDA Hospital Facilities Revenue Refunding,
                           Johnston Memorial Hospital, 5.000% due 7/1/10                            514,375
     530,000    BBB     Allentown, PA Area Hospital Authority Revenue Refunding,
                           Sacred Heart Hospital, Series A, 6.200% due 11/15/03                     564,450
   1,000,000    Aaa*    Amarillo, TX Health Facilities Corp., Baptist St. Anthony's
                           Hospital Corp., FSA-Insured, 5.500% due 1/1/11                         1,078,750
     650,000    AAA     Calcasieu Parish, LA Memorial Hospital Service District
                           Revenue Refunding, Lake Charles Memorial Hospital,
                           Series A, CONNIE LEE-Insured, 7.500% due 12/1/05 (d)                     778,375
   1,500,000    A+      California Statewide Community Development Authority
                           Revenue, COP Refunding Hospital, Triad Healthcare,
                           6.250% due 8/1/06                                                      1,683,750
   1,300,000    A-      Illinois Health Facilities Authority Revenue Friendship,
                           VLG Hospital, 6.650% due 12/1/06                                       1,381,250
   1,200,000    BBB+    Klamath Falls, OR Intercommunity, Merle Hospital,
                           8.000% due 9/1/08                                                      1,491,000
   1,000,000    Ba3*    Langhorne Manor Borough, PA Higher Education and
                           Health Authority, Bucks County, Lower Bucks Hospital,
                           6.750% due 7/1/02                                                      1,030,000
   2,000,000    AAA     Orange County, FL Health Facilities Authority Revenue,
                           Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                           6.370% due 11/15/07 (e)                                                2,170,000
   1,000,000    AAA     Pennsylvania State Higher Educational Facilities Authority,
                           Health Services Revenue, MBIA-Insured,
                           5.600% due 11/15/09                                                    1,010,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 11,701,950
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                     SECURITY                                               VALUE
===========================================================================================================
Housing: Multi-Family -- 8.5%
  $1,100,000    Baa2*   Dallas, TX Housing Corp. Capital Program Revenue
                           Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                           Sinking Fund Average Life 9/2/03                                      $1,145,375
   1,470,000    NR      Lynchburg, VA Redevelopment & Housing Authority,
                           Multi-Family Housing Revenue Refunding, Princeton
                           Circle Association, 6.250% due 12/1/10,
                           Sinking Fund Average Life 9/24/07                                      1,515,937
                        Maricopa County, AZ IDA, Multi-Family Housing Revenue:
   1,000,000    AAA        National Health Facilities II Project A, FSA-Insured,
                             5.500% due 1/1/18                                                    1,061,250
     300,000    AA         Pines At Camelback Apartments Project A,
                             5.300% due 5/1/13                                                      303,750
     500,000    BBB+++  Montgomery County, PA Redevelopment Authority,
                           Multi-Family Housing Revenue, Series A,
                           6.375% due 7/1/12, Sinking Fund Average Life 1/29/09                     524,375
     865,000    AAA     Nevada Housing Division, Multi-Unit Housing Saratoga Palms,
                           6.250% due 10/1/16, Sinking Fund Average Life 8/8/12 (b)                 927,712
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,478,399
-----------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.8%
     195,000    A1*     Ford County, KS Single-Family Mortgage Revenue Refunding,
                           Series A, FHA-Insured, 7.900% due 8/1/10                                 208,894
     300,000    AA+     Juneau City and Borough, AK Home Mortgage Revenue
                           Refunding, Mortgage Backed Securities Program,
                           FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09                      319,500
     500,000    A-++    Lees Summit, MO IDA Health Facilities, Refunding &
                           Improvement Revenue, (John Knox Village Project),
                           7.125% due 8/15/12, Sinking Fund Average Life 2/17/08                    531,250
     145,000    Aa2*    Montgomery County, MD Housing Opportunities Commission
                           Mortgage Revenue, Series A, 7.200% due 7/1/04                            151,344
     810,000    AAA     Pima County, AZ IDA, Single-Family Mortgage Revenue,
                           Series A, GNMA/FNMA-Collateralized,
                           step bond to yield 6.564% due 11/1/29 (b)                                861,637
     960,000    AAA     Utah State Housing Finance Agency, Single-Family Mortgage
                           Revenue, Series C-2, 6.000% due 7/1/17 (b)                             1,008,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  3,080,625
-----------------------------------------------------------------------------------------------------------
Industrial Development -- 10.9%
     500,000    A2*     Alaska Industrial Development & Export Authority Revenue,
                           6.100% due 4/1/06 (b)                                                    550,625
     535,000    BB      Bourbonnais, IL IDR Refunding, (KMart Corp. Project),
                           6.600% due 10/1/06                                                       569,775
   1,500,000    AA-     Des Moines, IA IDR Refunding, (The Printer Project 1992),
                           LOC Norwest Bank, 6.375% due 9/1/09                                    1,563,750
   1,500,000    Baa1*   Dickinson County, MI Economic Development Corp., Solid
                           Waste Disposal Refunding Revenue, Champion International,
                           6.550% due 3/1/07                                                      1,575,000
   1,000,000    AA-     LaCrosse, WI Resource Recovery Revenue, (Northern States
                           Power Co. Project), 6.000% due 11/1/21 (b)                             1,125,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                     SECURITY                                               VALUE
===========================================================================================================
Industrial Development -- 10.9% (continued)
  $  600,000    NR      Sussex County, DE Economic Development Refunding
                           Revenue Bonds, (Rehoboth Mall Project), Series 1992,
                           7.250% due 10/15/12                                                   $  570,750
   1,000,000    BBB+    Toole County, UT Hazardous Waste Disposal Revenue,
                           Laidlaw Incineration, Series A,  6.750% due 8/1/10 (b)                 1,101,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,056,150
-----------------------------------------------------------------------------------------------------------
Miscellaneous -- 10.5%
   1,885,000    AA      Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                           5.200% due 4/1/21                                                      1,950,975
     500,000    AAA     Central Puget Sound, WA Regional Transit Authority Sales
                           Tax & Motor, FGIC-Insured, 5.250% due 2/1/15                             526,875
   1,000,000    BBB-    Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                           Series A, 7.500% due 11/1/04                                           1,048,750
   1,000,000    A       Illinois Development Finance Authority Revenue,
                           City of East St. Louis, 6.875% due 11/15/05,
                           Sinking Fund Average Life 7/26/03                                      1,118,750
     645,000    Baa1*   Indianapolis, IN Economic Development Refunding &
                           Improvement Revenue, National Benevolent Association,
                           (Robin Run Village Project), 6.900% due 10/1/04                          704,663
   2,755,000    AAA     Jefferson, LA Sales Tax District, Special Sales Tax Revenue
                           Refunding, Capital Appreciation, FSA-Insured,
                           zero coupon due 12/1/12                                                1,439,487
-----------------------------------------------------------------------------------------------------------
                                                                                                  6,789,500
-----------------------------------------------------------------------------------------------------------
Pollution Control -- 4.1%
   1,000,000    Aa3*    Brazos River, TX Navigation Harbor District, Brazonia
                           County, PCR, (BASF Corp. Project), 6.750% due 2/1/10                   1,192,500
     635,000    A-      Broward County, FL Resource Recovery PCR, (North Project),
                           7.950% due 12/1/08                                                       673,424
     750,000    A3*     Port Umpqua, OR Pollution Control, (International Paper Co.
                           Projects), Industrial Revenue, Series B, 5.200% due 6/1/11               767,813
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,633,737
-----------------------------------------------------------------------------------------------------------
Pre-Refunded(f) -- 1.7%
     540,000    Aaa*    Philadelphia, PA Hospital Revenue (United Hospitals Inc.
                           Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                           Sinking Fund Average Life 12/24/03                                       688,500
     300,000    AAA     San Leandro, CA Redevelopment Agency Residential
                           Mortgage Revenue, 11.250% due 4/1/13, (Call 10/1/04 @
                           100),
                           Sinking Fund Average Life 4/13/04 (d)                                    395,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,083,750
-----------------------------------------------------------------------------------------------------------
Public Facilities -- 2.5%
   1,000,000    A-      Dekalb County, IN Redevelopment Authority Revenue,
                           (Mini-Mill LOC Public Improvement Project), Series A,
                           6.250% due 1/15/08                                                     1,102,500
     500,000    AAA     Honolulu, HI City & County, Tax & Lease Revenue,
                           Series B, FGIC-Insured, 5.500% due 11/1/10                               551,250
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,653,750
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING(a)                     SECURITY                                               VALUE
===========================================================================================================
Public Power Supply -- 2.4%
  $1,500,000    Aa1*       Washington State Public Power Supply Systems Revenue,
                              (Nuclear Project No. 2), Series A, 5.000% due 7/1/12              $ 1,522,500
-----------------------------------------------------------------------------------------------------------
Short-Term(g) -- 1.9%
     400,000    VMIG 1*    New Jersey Economic Development Authority, Natural Gas
                              Facilities Revenue, (Nui Corp. Project), Series A,
                              AMBAC-Insured, 4.000% due 6/1/26                                      400,000
     200,000    VMIG 1*    New York City, NY GO, Subseries E2, 4.000% due 8/1/21                    200,000
     600,000    VMIG 1*    Pasco County, FL Housing Financial Authority, Multi-Family
                              Revenue, Carlton Arms Magnolia, 3.975% due 12/1/07                    600,000
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,200,000
-----------------------------------------------------------------------------------------------------------
Transportation -- 3.5%
   1,000,000    AAA        Chicago, IL Midway Airport Revenue, Series C, MBIA-Insured,
                             5.500% due 1/1/16                                                    1,068,750
     500,000    BBB-       Raleigh-Durham, NC Airport Authority Special Facilities
                             Revenue, (American Airlines Inc. Project),
                             9.400% due 11/1/00                                                     545,000
     595,000    NR         Sanford, FL Airport Authority IDR, (Central Florida Terminals
                             Project), Series B, 7.500% due 5/1/06 (b)                              656,731
-----------------------------------------------------------------------------------------------------------
                                                                                                  2,270,481
-----------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $61,059,432**)                                              $64,630,861
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc.

(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(d)   Security segregated by custodian for open purchase commitment.

(e) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.

(f) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(g) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB      -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's")-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A       -- Bonds rated "A" by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB     -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB      -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, how ever, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

A-1     -- Standard & Poor's highest commercial paper rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

VMIG 1  -- Moody's highest rating for issues having a demand feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC      -- AMBAC Indemnity Corporation
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
NBA        -- National Benevolent Association
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $61,059,432)                              $64,630,861
   Cash                                                                         107,235
   Interest receivable                                                        1,097,950
   Receivable for securities sold                                               186,167
---------------------------------------------------------------------------------------
   Total Assets                                                              66,022,213
---------------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                           2,107,645
   Dividends payable                                                            201,239
   Management fees payable                                                       36,222
   Accrued expenses                                                              43,850
---------------------------------------------------------------------------------------
   Total Liabilities                                                          2,388,956
---------------------------------------------------------------------------------------
Total Net Assets                                                            $63,633,257
=======================================================================================
NET ASSETS:
   Par value of capital shares                                              $     4,021
   Capital paid in excess of par value                                       60,061,277
   Overdistributed net investment income                                         (2,814)
   Accumulated net realized loss on security transactions
     and futures contracts                                                         (656)
   Net unrealized appreciation of investments                                 3,571,429
---------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $15.82 a share on 4,021,162 shares of $0.001 par value
   outstanding; 100,000,000 shares authorized)                              $63,633,257
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                          $3,690,376
-------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 3)                                             445,553
   Shareholder and system servicing fees                                 36,277
   Shareholder communications                                            31,297
   Audit and legal                                                       12,960
   Pricing service fees                                                   9,983
   Custody                                                                4,932
   Director's fees                                                        2,472
   Registration fees                                                      1,683
   Other                                                                  6,336
-------------------------------------------------------------------------------
   Total Expenses                                                       551,493
-------------------------------------------------------------------------------
Net Investment Income                                                 3,138,883
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)            138,718
     Futures contracts                                                   (5,150)
-------------------------------------------------------------------------------
   Net Realized Gain                                                    133,568
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                3,514,293
     End of year                                                      3,571,429
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                               57,136
-------------------------------------------------------------------------------
Net Gain on Investments and Future Contracts                            190,704
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $3,329,587
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               For the Years Ended December 31,
                                                             1998          1997
===============================================================================

OPERATIONS:
   Net investment income                              $ 3,138,883   $ 3,321,120
   Net realized gain                                      133,568       743,293
   Increase in net unrealized appreciation                 57,136     1,281,162
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations               3,329,587     5,345,575
-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                               (3,240,994)   (3,398,185)
   In excess of net investment income                          --       (29,719)
   Net realized gains                                    (133,568)     (251,463)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                     (3,374,562)   (3,679,367)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (44,975)    1,666,208

NET ASSETS:
   Beginning of year                                   63,678,232    62,012,024
-------------------------------------------------------------------------------
   End of year*                                       $63,633,257   $63,678,232
===============================================================================
* Includes overdistributed net investment income of:      $(2,814)      $(2,350)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $101,647 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $39,051,811
--------------------------------------------------------------------------------
Sales                                                                 41,890,978
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $3,624,120
Gross unrealized depreciation                                           (52,691)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,571,429
===============================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its port folio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund did not have any open purchased call or put options contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any in crease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1998, the Fund did not have any open written options contracts.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31:

                                              1998        1997        1996        1995        1994
===================================================================================================
Net Asset Value, Beginning of Year          $ 15.84     $ 15.42     $ 15.75     $ 14.30     $ 15.85
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.78        0.83        0.84        0.83        0.84
  Net realized and unrealized gain (loss)      0.04        0.50       (0.32)       1.47       (1.54)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.82        1.33        0.52        2.30       (0.70)
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.81)      (0.84)      (0.85)      (0.85)      (0.85)
  In excess of net investment income             --       (0.01)         --          --          --
  Net realized gains                          (0.03)      (0.06)         --          --          --
---------------------------------------------------------------------------------------------------
Total Distributions                           (0.84)      (0.91)      (0.85)      (0.85)      (0.85)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 15.82     $ 15.84     $ 15.42     $ 15.75     $ 14.30
---------------------------------------------------------------------------------------------------
Total Return, Based on Market Value*           6.71%      10.18%      11.02%      15.83%     (12.96)%
---------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*        5.69%       9.38%       3.96%      17.11%      (4.09)%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $64         $64         $62         $63         $58
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.87%       0.85%       0.90%       0.86%       0.86%
  Net investment income                        4.93        5.31        5.45        5.48        5.59
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          62%         58%         30%         21%         35%
---------------------------------------------------------------------------------------------------
Market Price, End of Year                   $15.000     $14.875     $14.375     $13.750     $12.625
===================================================================================================

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Smith Barney Municipal Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Municipal Fund, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Municipal Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             19

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                     AMEX           Net Asset       Dividends       Reinvestment
Period          Closing Price*       Value*           Paid              Price
================================================================================
  1997
January            $14.25            $15.39           $0.071           $14.18
February            14.25             15.46            0.071            14.25
March               14.13             15.22            0.071            14.22
April               14.25             15.28            0.071            14.22
May                 14.13             15.40            0.071            14.17
June                14.75             15.47            0.071            14.88
July                15.00             15.78            0.071            14.78
August              14.50             15.58            0.071            14.65
September           14.75             15.71            0.071            14.70
October             14.44             15.71            0.071            14.43
November            14.56             15.74            0.071            14.78
December            14.88             15.84            0.071            14.96
December+           14.88             15.84            0.063            15.09

  1998
January             15.25             15.91            0.0685           15.10
February            15.13             15.83            0.0685           14.98
March               14.38             15.76            0.0685           14.39
April               14.06             15.65            0.0685           14.28
May                 14.50             15.77            0.0685           14.57
June                15.06             15.79            0.0685           15.06
July                14.94             15.75            0.0660           14.91
August              14.88             15.91            0.0660           14.74
September           15.00             16.03            0.0660           14.89
October             14.81             15.89            0.0660           14.97
November            15.13             15.89            0.0660           15.00
December            15.00             15.82            0.0660           14.81
December+           15.00             15.82            0.0322           14.67
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 24, 1998, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Paul Hardin, Roderick C. Rasmussen and John P. Toolan as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                         % of           Votes         % of
Directors*              Votes For    Shares Voted      Against    Shares Voted
================================================================================
Paul Hardin             3,875,594       96.38%         39,873         0.99%
Roderick C. Rasmussen   3,875,604       96.38          39,863         0.99
John P. Toolan          3,876,994       96.42          38,473         0.96
================================================================================

The results of the vote on Proposal 2 were as follows.

                  % of         Votes         % of         Votes        % of
   Votes For  Shares Voted    Against    Shares Voted   Abstained  Shares Voted
================================================================================
   3,873,958     96.34%        6,809         0.17%       34,700        0.86%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley and Heath B. McLendon.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

      o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such NAV. First Data will begin to purchase common stock on the open mar-


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

ket as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             23

                     (This page left intentionally blank.)

                                  Smith Barney
                              --------------------
                              MUNICIPAL FUND, INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

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